---------------------------------------
COLONIAL VALUE FUND   Semiannual report
---------------------------------------

December 31, 1998

                               [GRAPHIC OMITTED]

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

--------------------------------------------------------------------------------

                         COLONIAL VALUE FUND HIGHLIGHTS
                        JULY 1, 1998 - DECEMBER 31, 1998

Investment Objective: Colonial Value Fund seeks long-term growth and current income by investing primarily in income-producing equity securities.

Portfolio Manager Commentary: "During the two months since the Fund was offered to the public, we structured the portfolio to reflect our value-oriented investment philosophy. We believe the Fund is currently well-positioned to take advantage of the opportunities presented should undervalued securities regain market favor."

                                                           -- Scott Schermerhorn

                         Colonial Value Fund Performance
--------------------------------------------------------------------------------
                                              Class A      Class B     Class C
Inception Dates (1), (2)                      3/31/96      3/31/96     3/31/96

Six-month distributions declared per share     $2.110       $2.031      $2.031
--------------------------------------------------------------------------------
Six-month total returns, assuming               (2.78)%      (3.17)%     (3.17)%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 12/31/98          $11.40       $11.39      $11.39
--------------------------------------------------------------------------------

Top Five Holdings (3)
(as of 12/31/98)
--------------------------------------------------------------------------------

 1.Schlumberger Ltd ............................. 2.7%
 2.Royal Dutch Petroleum ........................ 2.5%
 3.Dole Foods Co., Inc. ......................... 2.2%
 4.First Data Corp. ............................. 2.1%
 5.RJR Nabisco Holdings Corp. ................... 2.1%

Top Five Sectors (3), (4)
(as of 12/31/98)
--------------------------------------------------------------------------------

 1.Consumer Cyclicals ...........................18.2%
 2.Energy/Natural Resources .....................12.3%
 3.Financials ...................................12.1%
 4.Consumer Staples .............................11.5%
 5.Capital Goods ................................ 9.0%

(1) The Fund was first made available to the public on November 2, 1998. Prior to that date, the Fund's management team and investment objective were different. Average annual total returns at NAV for the two-month period ended December 31, 1998 are 4.96% for Class A shares, 4.83% for Class B shares and 4.83% for Class C shares.

(2) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.

(3) Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

(4) Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present Colonial Value Fund's semiannual report for the six-month period ended December 31, 1998. The Fund was first made available to the public on November 2, 1998. Prior to that date, the Fund was managed with a different investment objective. Much of the financial information presented in the report reflects the six months ended December 31, 1998. However, the Portfolio Management Report focuses primarily on the Fund's performance for the two-month period ended December 31, 1998.

                                                                         [PHOTO]

The past six months presented investors with a number of challenges. Going into the period, the U.S. economy continued to have well-balanced growth with few signs of inflation which resulted in companies posting strong cash flow and earnings growth. Furthermore, economic problems in emerging markets created a flight to quality during the summer, benefiting the stock market. Volatility increased sharply as investors sold small stocks, emerging market securities and high-yield bonds and sought relatively stable investments such as U.S. Treasury securities and the household names of large-cap stocks. This had a negative effect on all but the largest, most liquid stocks.

During the last three months of the period, the Federal Reserve Board lowered interest rates -- a move that investors generally concluded would stimulate the economy. Proposals that were designed to stimulate global economies and help countries prevent financial panic were submitted by the world's largest industrial nations. These events combined to propel U.S. stock prices to new record levels in November and to a fourth consecutive year of double-digit returns.

The following report offers a discussion with Scott Schermerhorn, your Fund's portfolio manager, on his investment philosophy and the value investment discipline. We believe that investors who are seeking attractive levels of long-term growth will find Colonial Value Fund an attractive investment option. Thank you for choosing Colonial Value Fund and for giving us the opportunity to help you achieve your financial goals.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
February 11, 1999

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

Scott Schermerhorn is portfolio manager of Colonial Value Fund. Mr. Schermerhorn is senior vice president of Colonial Management Associates, Inc.

Fund's management reflects disciplined value strategy

Our value-oriented investment strategy seeks to identify blue-chip stocks that have suffered setbacks or compete in an industry that is generally out of favor. These conditions can result in stocks selling at a discounted price. To seek out undervalued stocks we use a series of screens that consider a stock's price relative to its earnings and cash flow. Stocks identified through this process then undergo a fundamental analysis that includes an evaluation of the company's financial health, management strength, and competitive position. If we feel an undervaluation of a stock has been caused by what may be a temporary problem, we may make an investment. Over the long-term, we believe this strategy has the potential to generate rewards should a company's fundamental strength prevail or economic conditions favor its operations again.

Value style offers attractive long-term growth potential

Over the past six months, like much of the 1990s, double-digit returns in the stock market were driven by a relatively small number of large, growth-oriented stocks. However, much of the market's recent euphoria has been based on what we refer to as "concept stocks." These are stocks in industries or companies that may be new or without a performance track record, such as some Internet and technology stocks. Investors tend to react to these stocks with a great deal of excitement, and sometimes, unrealistic expectations. This environment often pushes prices beyond their fundamental value. However, as more competition develops within those sectors, or as companies fail to meet the market's high expectations, stocks with excessive valuations will generally fall further and faster. Value stocks, on the other hand, are typically purchased at prices below their fundamental value. As a result, they are likely to decline less and may rebound more quickly in weak markets.

Cyclical stocks present good examples of current value

During the past six months, fears of a global economic slowdown had a negative effect on stocks in cyclical industries such as energy, capital equipment and steel. Companies that operate in cyclical sectors tend to be more sensitive to overall economic conditions than companies that manufacture everyday consumer goods or provide essential services. In our opinion, many cyclical stocks are significantly undervalued. For example, energy stock prices have been depressed for over a year, as oil prices have plummeted. We believe that the decline in energy

--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------

prices has resulted from two conditions. First, the world experienced a warmer-than-average winter last year. As a result, lower demand for heating fuel led to excessive supply. Second, economic problems in Asia and Latin America caused significant reductions in demand. Rapid economic development in those regions previously generated significant energy needs to fuel construction projects and a higher standard of living. However, once the recession took hold, a decline in economic activity reduced the level of energy consumption. Since we don't believe that either warm weather or recessions in developing economies are permanent conditions, we saw good value in energy stocks such as Schlumberger (2.73% of net assets), a prominent, well-managed oil service company with global operations.

Another industry that suffered a setback from Asia's economic problems and unusual weather trends was industrial machinery. For example, Deere & Co. (1.90% of net assets), a market leader in heavy farm equipment manufacturing, experienced a significant decline in its stock price relative to the value of its business and long-term growth potential. We believe the stock offers good prospects for long-term price appreciation.

Positive outlook for value stocks

Looking ahead to 1999, we expect economic growth to continue, although at a slower pace. In addition, many of the Asian economies have shown early signs of recovery. These conditions should benefit value stocks, particularly cyclical stocks, because many of their prices appear to reflect a global recession. As worldwide economies stabilize, we will continue to emphasize sectors and stocks offering upside potential such as energy, capital goods, basic materials and utilities. While it is impossible to predict exactly when a shift in the market will occur, we are confident that when value stocks return to favor, the portfolio is well-positioned to capitalize on that opportunity.

--------------------------------------------------------------------------------
                                        5

--------------------------------------------------------------------------------

                   Colonial Value Fund Investment Performance
                         vs. Standard & Poor's 500 Index
               Change in Value of $10,000 from 3/31/96 - 12/31/98
                       Class A shares based on NAV and POP

 [The following information was represented by a mountain graph in the printed materials.]

           Date               NAV               POP            S&P 500

        Apr 30, 96           10050              9472            10147
        May 31, 96           10171              9586            10409
        Jun 30, 96           10342              9747            10448
        Jul 31, 96            9869              9302             9987
        Aug 31, 96           10161              9577            10198
        Sep 30, 96           10533              9928            10771
        Oct 31, 96           10825             10203            11068
        Nov 30, 96           11419             10762            11904
        Dec 31, 96           11226             10581            11668
        Jan 31, 97           11645             10975            12397
        Feb 28, 97           11767             11091            12494
        Mar 31, 97           11400             10744            11982
        Apr 30, 97           11686             11014            12697
        May 31, 97           12339             11629            13473
        Jun 30, 97           12951             12206            14072
        Jul 31, 97           13768             12976            15191
        Aug 31, 97           13431             12658            14341
        Sep 30, 97           14217             13399            15126
        Oct 31, 97           13553             12774            14621
        Nov 30, 97           14023             13216            15297
        Dec 31, 97           14554             13717            15560
        Jan 31, 98           14485             13652            15732
        Feb 28, 98           15735             14830            16866
        Mar 31, 98           16441             15496            17729
        Apr 30, 98           16221             15289            17910
        May 31, 98           16140             15212            17603
        Jun 30, 98           16187             15257            18317
        Jul 31, 98           16002             15082            18124
        Aug 31, 98           13045             12295            15505
        Sep 30, 98           14036             13229            16499
        Oct 31, 98           14993             14131            17839
        Nov 30, 98           15503             14612            18920
        Dec 31, 98           15738             14833            20010

                  Value of a $10,000 Investment made on 3/31/96
                                 As of 12/31/98

--------------------------------------------------------------------------------
 Class A Shares          Class B Shares       Class C Shares      Class Z Shares
 NAV        POP         NAV       w/CDSC      NAV      w/CDSC          NAV
$15,738   $14,833     $15,412    $15,112    $15,412   $15,412        $15,738
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                 As of 12/31/98

-------------------------------------------------------------------------------------
                 Class A Shares    Class B Shares    Class C Shares    Class Z Shares
Inception(1)        3/31/96           3/31/96            3/31/96          12/1/98
                 NAV       POP     NAV     w/CDSC    NAV      w/CDSC        NAV
-------------------------------------------------------------------------------------
1 year           8.13%     1.91%   7.32%    2.78%    7.32%     6.41%        8.13%
Life            17.90     15.39   17.01    16.18    17.01     17.01        17.90
-------------------------------------------------------------------------------------

  (1) Shares of the Fund were first offered to the public on 11/2/98.

      Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. CDSC returns reflect charges of 5% for one year and 3% since inception for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

      Class Z share performance information includes returns of the Fund's Class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to its inception date. These Class A returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A and Class Z shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been higher.

      The Standard &Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

--------------------------------------------------------------------------------
                                        6

                             INVESTMENT PORTFOLIO
                  DECEMBER 31, 1998 (UNAUDITED IN THOUSANDS)

COMMON STOCKS - 98.4%                                      SHARES        VALUE
-------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 2.1%
  Agriculture - Crops
  RJR Nabisco Holdings Corp.                                   8   $      246
                                                                   -----------

 ................................................................................
FINANCE, INSURANCE & REAL ESTATE - 14.8%
  Depository Institutions - 3.6%
  Banker's Trust NY Co.                                        3          214
  J.P. Morgan & Co., Inc.                                      2          210
                                                                   -----------
                                                                          424
                                                                   -----------

  Insurance Agents & Brokers - 1.9%
  Marsh & McLennan Companies, Inc.                             4          216
                                                                   -----------

  Insurance Carriers - 6.8%
  Cigna Corp.                                                  3          201
  Conseco, Inc.                                                3           76
  Loews Corp.                                                  2          197
  Oxford Health Plans, Inc. (a)                               10          149
  United Healthcare Corp.                                      4          168
                                                                   -----------
                                                                          791
                                                                   -----------

  Nondepository Credit Institutions - 1.6%
  The CIT Group, Inc.                                          6          191
                                                                   -----------

  Security Brokers & Dealers - 0.9%
  Bear Stearns Cos., Inc.                                      3          104
                                                                   -----------

 ................................................................................
MANUFACTURING - 51.0%
  Apparel - 1.4%
  Liz Claiborne, Inc.                                          5          164
                                                                   -----------

  Chemicals & Allied Products - 6.4%
  Abbott Laboratories                                          2           88
  International Flavors Fragrances, Inc.                       5          221
  Merck & Co., Inc.                                            1          118
  Pharmacia & Upjohn, Inc.                                     2           96
  Sherwin-Williams Co.                                         8          223
                                                                   -----------
                                                                          746
                                                                   -----------

  Communications Equipment - 2.0%
  Motorola, Inc.                                               4          232
                                                                   -----------

                      Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                      SHARES        VALUE
================================================================================
MANUFACTURING - CONT.
  Electrical Industrial Equipment - 0.7%
  Abb Ab-Sponsored, ADR                                        8   $       88
                                                                   -----------

  Fabricated Metal - 3.6%
  Crown Cork & Seal Co., Inc.                                  7          203
  Newell Co.                                                   5          219
                                                                   -----------
                                                                          422
                                                                   -----------

  Food & Kindred Products - 8.0%
  Archer Daniels Midland Co.                                   9          162
  Corn Products International, Inc.                            6          188
  Dole Foods Co., Inc.                                         9          255
  The Seagram Co., Ltd.                                        5          190
  Tyson Foods, Inc.                                            6          136
                                                                   -----------
                                                                          931
                                                                   -----------

  Furniture & Fixtures - 1.6%
  Johnson Controls, Inc.                                       3          189
                                                                   -----------

  Lumber & Wood Products - 1.3%
  Louisiana-Pacific Corp.                                      8          147
                                                                   -----------

  Machinery & Computer Equipment - 6.6%
  Deere & Co.                                                  7          222
  Hewlett-Packard Co.                                          3          171
  Ingersoll Rand Co.                                           3          159
  Tenneco, Inc.                                                6          215
                                                                   -----------
                                                                          767
                                                                   -----------

  Paper Products - 2.0%
  Kimberly Clark Corp.                                         4          229
                                                                   -----------

  Petroleum Refining - 6.1%
  Ashland Oil, Inc.                                            4          194
  Royal Dutch Petroleum Co.                                    6          297
  USX-Marathon Group                                           7          217
                                                                   -----------
                                                                          708
                                                                   -----------

  Primary Metal - 1.8%
  Nucor Corp.                                                  5          212
                                                                   -----------

  Printing & Publishing - 2.0%
  Readers Digest Association, Inc.                             4          106
  The News Corporation Ltd.                                    5          127
                                                                   -----------
                                                                          233
                                                                   -----------

                      Investment Portfolio/December 31, 1998
-------------------------------------------------------------------------------

  Textile Mill Products - 1.9%
  Unifi, Inc.                                                 11   $      221
                                                                   -----------

  Tobacco Products - 1.4%
  UST, Inc.                                                    5          164
                                                                   -----------

  Transportation Equipment - 4.2%
  Boeing Co.                                                   7          215
  General Motors Corp.                                         2          157
  Northrop Grumman Corp.                                       2          117
                                                                   -----------
                                                                          489
                                                                   -----------

 ................................................................................
MINING & ENERGY - 6.2%
  Crude Petroleum & Natural Gas - 1.7%
  Burlington Resources, Inc.                                   6          197
                                                                   -----------

  Oil & Gas Field Services - 4.5%
  Diamond Offshore Drilling, Inc.                              9          206
  Schlumberger Ltd.                                            7          318
                                                                   -----------
                                                                          524
                                                                   -----------

 ................................................................................
RETAIL TRADE - 5.4%
  General Merchandise Stores - 2.9%
  Dillard Department Stores, Inc.                              5          150
  Kmart Corp.                                                 12          184
                                                                   -----------
                                                                          334
                                                                   -----------

  Miscellaneous Retail - 1.7%
  Toys R Us, Inc. (a)                                         12          197
                                                                   -----------

  Restaurants - 0.8%
  Tricon Global Restaurants, Inc. (a)                          2          100
                                                                   -----------

 ................................................................................
SERVICES - 6.6%
  Auto Repair, Rental & Parking - 1.9%
  Ryder System, Inc.                                           9          221
                                                                   -----------

  Computer Related Services - 3.9%
  Electronic Data Systems Corp.                                4          216
  First Data Corp.                                             8          247
                                                                   -----------
                                                                          463
                                                                   -----------

  Motion Pictures - 0.8%
  The News Corporation Limited                                 4           91
                                                                   -----------

                      Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                      SHARES        VALUE
================================================================================
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 12.3%
  Electric Services - 2.4%
  Entergy Corp.                                                3   $       93
  Houston Industries, Inc.                                     3           90
  PG&E Corp.                                                   3           95
                                                                   -----------
                                                                          278
                                                                   -----------

  Gas Services - 3.6%
  Coastal Corp.                                                6          210
  Consolidated Natural Gas Co.                                 4          211
                                                                   -----------
                                                                          421
                                                                   -----------

  Sanitary Services - 1.9%
  Browning Ferris Industries, Inc.                             8          225
                                                                   -----------

  Telecommunication - 2.7%
  GTE Corp.                                                    2          101
  SBC Communications, Inc., Class A                            2          107
  US West Communications Group                                 2          103
                                                                   -----------
                                                                          311
                                                                   -----------

  Water Transportation - 1.7%
  Tidewater, Inc.                                              9          204
                                                                   -----------

  TOTAL COMMON STOCKS (cost of $10,896)(b)                             11,480
                                                                   -----------

OTHER ASSETS & LIABILITIES, NET - 1.6%                                    186
===============================================================================

  NET ASSETS - 100%                                                $   11,666
                                                                   ============

NOTES TO INVESTMENT PORTFOLIO:
===============================================================================
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          DECEMBER 31, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $10,896)                               $ 11,480

Receivable for:
  Fund shares sold                                     433
  Dividends                                             18
Deferred organization expenses                          24
Other                                                   11             486
                                               ------------   -------------
    Total Assets                                                    11,966

LIABILITIES
Payable for:
  Fund shares repurchased                              248
  Investments purchased                                 29
Payable to Advisor                                       1
Accrued:
  Deferred Trustees fees                                 1
Other                                                   21
                                               ------------
    Total Liabilities                                                  300
                                                              -------------

NET ASSETS                                                        $ 11,666
                                                              =============

Net asset value & redemption price per share -
Class A ($6,127/537)                                              $  11.40(a)
                                                              =============
Maximum offering price per share - Class A
($11.40/0.9425)                                                   $  12.10(b)
                                                              =============
Net asset value & offering price per share -
Class B ($4,975/437)                                              $  11.39(a)
                                                              =============
Net asset value & offering price per share -
Class C ($463/41)                                                 $  11.39(a)
                                                              =============
Net asset value & offering price per share -
Class Z ($101/9)                                                  $  11.40
                                                              =============
COMPOSITION OF NET ASSETS
Capital paid in                                                   $ 11,097
Accumulated net realized loss                                          (15)
Net unrealized appreciation                                            584
                                                              -------------
                                                                  $ 11,666
                                                              =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                             $ 68
Interest                                                                 2
                                                              -------------
       Total investment income                                          70

EXPENSES
Management fee                                        $ 21
Service fee                                              7
Distribution fee - Class B                               4
Distribution fee - Class C                               1
Transfer agent                                           6
Bookkeeping fee                                         14
Trustee fee                                              4
Custodian fee                                          (a)
Audit fee                                                6
Legal fee                                                2
Registration fee                                        16
Reports to shareholders                                  1
Amortization of deferred
 organization expenses                                   5
Other                                                    2
                                               ------------
                                                        89
Fees and expenses waived
  by the Advisor                                       (57)             32
                                               ------------   -------------
       Net Investment Income                                            38
                                                              -------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain                                      255
Change in net unrealized depreciation
  during the period                                   (285)
                                               ------------
       Net Loss                                                        (30)
                                                              -------------

Increase in Net Assets from Operations                                 $ 8
                                                              =============

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                                 Six months       Year
                                                  ended           ended
(in thousands)                                  December 31      June 30
                                               -------------  ------------
INCREASE (DECREASE) IN NET ASSETS                 1998 (a)      1998 (b)
Operations:
Net investment income                            $      38      $      17
Net realized gain                                      255            601
Net unrealized appreciation (depreciation)            (285)           343
                                               ------------   ------------
    Net Increase from Operations                         8            961
Distributions:
From net investment income - Class A                   (45)           (38)
In excess of net investment income - Class A            (4)            --
From net realized gains - Class A                     (551)          (394)
In excess of net realized gains - Class A              (13)            --
From net investment income - Class B                    (2)            (1)
In excess of net investment income - Class B            (1)            --
From net realized gains - Class B                      (54)           (39)
In excess of net realized gains - Class B               (1)            --
From net investment income - Class C                    (2)            (1)
In excess of net investment income - Class C            (1)            --
From net realized gains - Class C                      (54)           (39)
In excess of net realized gains - Class C               (1)            --
                                               ------------   ------------
                                                      (721)           449
                                               ------------   ------------
Fund Share Transactions :
Receipts for shares sold - Class A                   2,236              4
Value of distributions reinvested - Class A            613            432
Cost of shares repurchased - Class A                   (84)           (c)
                                               ------------   ------------
                                                     2,765            436
                                               ------------   ------------
Receipts for shares sold - Class B                   4,803             --
Value of distributions reinvested - Class B             58             40
Cost of shares repurchased - Class B                  (295)            --
                                               ------------   ------------
                                                     4,566             40
                                               ------------   ------------
Receipts for shares sold - Class C                      78             --
Value of distributions reinvested - Class C             58             40
Cost of shares repurchased - Class C                    --             --
                                               ------------   ------------
                                                       136             40
                                               ------------   ------------
Receipts for shares sold - Class Z                     100             --
Value of distributions reinvested - Class Z             --             --
Cost of shares repurchased - Class Z                    --             --
                                               ------------   ------------
                                                       100             --
                                               ------------   ------------

(a) Class Z shares were initially offered on December 1, 1998.
(b) Class D shares were redesignated Class C shares on July 1, 1997.
(c) Rounds to less than one.

Continued on next page.
See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                (Unaudited)
                                                 Six months       Year
                                                  ended           ended
                                                December 31      June 30
                                               -------------  ------------
                                                  1998 (a)      1998 (b)
    Net Increase from Fund Share
      Transactions                                   7,567            516
                                               ------------   ------------
        Total Increase                               6,846            965
NET ASSETS
Beginning of period                                  4,820          3,855
                                               ------------   ------------
End of period (including undistributed
  net investment income of none and $12,
  respectively)                                  $  11,666      $   4,820
                                               ============   ============

NUMBER OF FUND SHARES
Sold - Class A                                         201            (c)
Issued for distributions reinvested - Class A           55             35
Repurchased - Class A                                   (8)           (c)
                                               ------------   ------------
                                                       248             35
                                               ------------   ------------
Sold - Class B                                         430             --
Issued for distributions reinvested - Class B            5              3
Repurchased - Class B                                  (26)            --
                                               ------------   ------------
                                                       409              3
                                               ------------   ------------
Sold - Class C                                           8             --
Issued for distributions reinvested - Class C            5              3
Repurchased - Class C                                   --             --
                                               ------------   ------------
                                                        13              3
                                               ------------   ------------
Sold - Class Z                                           9             --
Issued for distributions reinvested - Class Z           --             --
Repurchased - Class Z                                   --             --
                                               ------------   ------------
                                                         9              3
                                               ------------   ------------

(a) Class Z shares were initially offered on December 1, 1998.
(b) Class D shares were redesignated Class C shares on July 1, 1997.
(c) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In the opinion of management of Colonial Value Fund (the Fund), formerly known as Colonial Equity Income Fund, a series of Colonial Trust VI, the accompanying financial statements contain all normal and reocurring adjustments necessary for the fair presentation of the financial position of the Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek current income and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective December 1, 1998, the Fund began offering Class Z shares which are offered continously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fees applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Deferred organization expenses: The Fund incurred expenses of $53,387 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions,

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------

gains (losses) arising from the dispostion of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended December 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $19 on sales of the Fund's Class A shares and received no contingent deferred sales charges on Class A, Class B and Class C share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

Investment activity: During the six months ended December 31, 1998, purchases and sales of investments, other than short-term obligations, were $10,845,017 and $4,079,694, respectively.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

              Gross unrealized appreciation     $   783,422
              Gross unrealized depreciation        (199,916)
                                               -------------
                  Net unrealized appreciation   $   583,506
                                               =============

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

At December 31, 1998, Keyport Life Insurance Company owned 40.1% of the Fund's outstanding shares.

NOTE 6. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 345,395 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                               Authority
                                                   For          Withheld
                                                   ---          --------
To Elect a Board of Trustees.
           Robert J. Birnbaum                     345,183           --
           Tom Bleasdale                          345,183           --
           John Carberry                          345,183           --
           Lora S. Collins                        345,183           --
           James E. Grinnell                      345,183           --
           Richard W. Lowry                       345,183           --
           Salvatore Macera                       345,183           --
           William E. Mayer                       345,183           --
           James L. Moody, Jr.                    345,183           --
           John J. Neuhauser                      345,183           --
           Thomas E. Stitzel                      345,183           --
           Robert L. Sullivan                     345,183           --
           Anne-Lee Verville                      345,183           --

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 6. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS - CONT.
--------------------------------------------------------------------------------

To amend fundamental investment policies regarding borrowing and lending.

                     For                       Against          Abstain
                     ---                       -------          -------
                   345,183                       --                --

To approve policies for a master fund/feeder structure.

                     For                       Against          Abstain
                     ---                       -------          -------
                   345,183                       --                --

NOTE 7. FINANCIAL HIGHLIGHTS INFORMATION
--------------------------------------------------------------------------------

The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchase of fund shares in relation to fluctuating market values of the investments of the Fund.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        (Unaudited)
                                                                 Six months ended December 31
                                               ================================================================
                                                                          1998
                                                 Class A           Class B           Class C           Class Z(c)
                                               ----------        ----------        ----------        ----------
Net asset value -
   Beginning of period                         $   13.960        $   13.910        $   13.910        $   11.230
                                               ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)(b)                                     0.083             0.040             0.037             0.017
Net realized and
  unrealized gain (loss)                           (0.533)           (0.529)           (0.526)            0.153(d)
                                               ----------        ----------        ----------        ----------
   Total from Investment
      Operations                                   (0.450)           (0.489)           (0.489)            0.170
                                               ----------        ----------        ----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.155)           (0.083)           (0.083)               --
In excess of net investment
   income                                          (0.015)           (0.008)           (0.008)               --
From net realized gains                            (1.897)           (1.897)           (1.897)               --
In excess of net realized
   gains                                           (0.043)           (0.043)           (0.043)               --
                                               ----------        ----------        ----------        ----------
   Total Distributions Declared
      to Shareholders                              (2.110)           (2.031)           (2.031)               --
                                               ----------        ----------        ----------        ----------
Net asset value -
   End of period                               $   11.400        $   11.390        $   11.390        $   11.400
                                               ==========        ==========        ==========        ==========
Total return (e)(f)                                (2.78)%(g)        (3.17)%(g)        (3.17)%(g)          1.51%(g)
                                               ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                         1.00%(i)          1.75%(i)          1.75%(i)          0.72%(i)
Fees and expenses waived
  or borne by the Advisor (h)                        2.14%(i)          2.14%(i)          2.14%(i)          1.38%(i)
Net investment income (h)                            1.63%(i)          0.88%(i)          0.88%(i)          1.87%(i)
Portfolio turnover                                     73%(g)            73%(g)            73%(g)            73%(g)
Net assets at end
  of period (000)                              $    6,127        $    4,975        $      463        $      101

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                               $    0.129        $    0.129        $    0.129        $    0.013
(b) Per share data was calculated using average shares outstanding during the period.
(c) Class Z shares were initially offered on December 1, 1998. Per share amounts reflect activity from that date.
(d) Please see Note 7 in Notes to Financial Statements.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                          Year ended June 30
                                               ========================================
                                                                 1998
                                                 Class A        Class B       Class C(c)
                                               ----------     ----------     ----------
Net asset value -
   Beginning of period                         $   12.690     $   12.630     $   12.630
                                               ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)(a)(b)                               0.070         (0.031)        (0.031)
Net realized and
  unrealized gain                                   2.900          2.897          2.897
                                               ----------     ----------     ----------
   Total from Investment
      Operations                                    2.970          2.866          2.866
                                               ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                           (0.150)        (0.036)        (0.036)
From net realized
  gains                                            (1.550)        (1.550)        (1.550)
                                               ----------     ----------     ----------
   Total Distributions Declared
      to Shareholders                              (1.700)        (1.586)        (1.586)
                                               ----------     ----------     ----------
Net asset value -
   End of period                               $   13.960     $   13.910     $   13.910
                                               ==========     ==========     ==========
Total return (e)(f)                                 24.99%         24.13%         24.13%
                                               ==========     ==========     ==========

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                         1.52%          2.27%          2.27%
Fees and expenses waived
  or borne by the Advisor (h)                        2.11%          2.11%          2.11%
Net investment income (h)                            0.52%         (0.23)%        (0.23)%
Portfolio turnover                                     79%            79%            79%
Net assets at end
  of period (000)                              $    4,029     $      395     $      396

(a) Net of fees and expenses waived or borne by the Advisor which amounted to
                                               $    0.285     $    0.285     $    0.285
(b) Per share data was calculated using average shares outstanding during the period.
(c) Class D shares were redesignated Class C shares on July 1, 1997.
(d) The Fund commenced investment operations on March 25, 1996. The activity shown is from effective date of registration (March 31, 1996) with the Securities and
    Exchange Commission.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                 Year ended June 30
=========================================================================================
                   1997                                         1996(d)
  Class A        Class B        Class C        Class A          Class B          Class C
----------     ----------     ----------     ----------       ----------       ----------

$   10.280     $   10.260     $   10.260     $    9.940       $    9.940       $    9.940
----------     ----------     ----------     ----------       ----------       ----------


     0.141          0.058          0.058          0.044            0.024            0.024

     2.428          2.413          2.413          0.296            0.296            0.296
----------     ----------     ----------     ----------       ----------       ----------

     2.569          2.471          2.471          0.340            0.320            0.320
----------     ----------     ----------     ----------       ----------       ----------


    (0.159)        (0.101)        (0.101)            --               --               --

        --             --             --             --               --               --
----------     ----------     ----------     ----------       ----------       ----------

    (0.159)        (0.101)        (0.101)            --               --               --
----------     ----------     ----------     ----------       ----------       ----------

$   12.690     $   12.630     $   12.630     $   10.280       $   10.260       $   10.260
==========     ==========     ==========     ==========       ==========       ==========
     25.23%         24.23%         24.23%          3.42%(g)         3.22%(g)         3.22%(g)
==========     ==========     ==========     ==========       ==========       ==========


      1.55%          2.30%          2.30%          1.55%(i)         2.30%(i)         2.30%(i)

      2.64%          2.64%          2.64%          1.55%(i)         1.55%(i)         1.55%(i)
      1.27%          0.52%          0.52%          1.77%(i)         1.02%(i)         1.02%(i)
       129%           129%           129%            16%(g)           16%(g)           16%(g)

$    3,217     $      319     $      319     $    2,570       $      257       $      257


$    0.292     $    0.292     $    0.292     $    0.039       $    0.039       $    0.039

(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL
BY TELEPHONE

Customer Connection - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............press |1|

For account information ..............................................press |2|

To speak to a service representative .................................press |3|

For yield and total return information ...............................press |4|

For duplicate statements or new supply of checks .....................press |5|

To order duplicate tax forms and year-end statements .................press |6|
(February through May)

To review your options at any time during your call ..................press |*|

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Value Fund is:

Liberty Funds Services,Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corp.)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[LOGO] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com            CV-03/461G-1298 (2/99) 99/102

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